SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                               (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 2000


                            PRODEO TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                 33-28417                                95-4585824
         ------------------------           ------------------------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)


  1817 WEST 4TH STREET, TEMPE, ARIZONA                     85281
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (602) 921-8555
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4: CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     1. On May 2, 2000, Sitek, Incorporated dismissed its current accountants, McGladrey & Pullen, LLP, and hired Deloitte & Touche, LLP, effective immediately.

     2. The auditor's reports from McGladrey & Pullen, LLP for the Company's past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. McGladrey & Pullen became the Company's auditors beginning for the fiscal year ending March 31, 1999.

     3. The decision to engage Deloitte & Touche, LLP was recommended and approved by the audit committee and the Board of Directors.

     4. During the Company's most recent fiscal year and the subsequent interim period preceding the change, there has been one potential disagreement with McGladrey & Pullen, LLP on a matter involving revenue recognition that was not resolved before McGladrey and Pullen, LLP's dismissal. The matter has been transferred to the Company's new accountants, Deloitte & Touche, LLP. A transaction valued at approximately $690,000 involving the exchange of inventory owned by a third party for the Company's inventory occurred in the quarter ended March 31, 2000. McGladrey & Pullen, LLP disagreed with the Company's Chief Financial Officer desire to recognize the $690,000 as revenue. The Company indicated to McGladrey & Pullen, LLP that it will send all required documentation on this issue to its new accountants, Deloitte & Touche, LLP and will follow whatever recommendation it receives from Deloitte & Touche, LLP. The Company had not received a recommendation on this matter at the time of McGladrey & Pullen, LLP's dismissal. The outstanding issue regarding the revenue recognition was not a factor in the dismissal of McGladrey & Pullen, LLP. The Company has authorized McGladrey & Pullen, LLP to respond fully to inquiries from Deloitte & Touche, LLP concerning this disagreement.

     5. A copy of the letter received by the Company from McGladrey & Pullen, LLP on the revenue recognition issue is included as an exhibit to this 8-K/A.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.


Number                          Exhibit                           Filed Herewith
------                          -------                           --------------
 16.1           Letter re: Change in Certifying Accountant              X

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Prodeo Technologies, Inc.
                                        (Registrant)


Date: June 9, 2000                      By: /s/ Don Jackson, Jr.
                                           -------------------------------------
                                           Don Jackson, Jr., President, Director
                                           and Chief Executive Officer

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